Exhibit 99.1

November 21, 2012

Community Choice Financial Inc. third quarter conference call available for replay

Dublin, OH, November 21, 2012 — Community Choice Financial Inc. (“CCFI”) held a conference call regarding its third quarter results on Monday, November 19, 2012.   CCFI has made the conference call available for replay until December 21, 2012.  The conference call can be replayed in its entirety by dialing (800) 585-8367 (toll free) or (404) 537-3406 (international) and enter conference ID “71103236”.

About Community Choice Financial Inc.

Community Choice Financial Inc. is a leading retailer of financial services to unbanked and underbanked consumers through a network of 492 retail storefronts across 14 states and 19 states via the internet.  CCFI focuses on providing consumers with a wide range of convenient consumer financial products and services to help them manage their day-to-day financial needs including short-term consumer loans, check cashing, prepaid debit cards, money transfers, bill payments, and money orders.   Please visit www.ccfi.com for more information.

Forward-Looking Statements and Information:

Certain statements contained in this release may constitute “forward-looking statements” within the meaning of federal securities laws.  All statements in this release other than those relating to our historical information or current condition are forward-looking statements.  For example, any statements regarding our future financial performance (including, but not limited to, CCFI’s ability to execute its long-term strategy and to manage operational efficiencies across its national footprint), our business strategy, and expected developments in our industry are forward-looking statements.  Although we believe that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations and the related statements are inherently subject to risks, uncertainties, and other factors, many of which are not under our control and may not even be predictable.  Therefore, actual results could differ materially from our expectations as of today and any future results, performance, or achievements expressed directly or impliedly by the forward-looking statements.

SOURCE Community Choice Financial Inc.